                                  SCHEDULE 14A
                                 (RULE 14a-10)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

         Filed by the Registrant [X]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [ ]  Preliminary Proxy Statement

         [ ]  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))

         [ ]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             FRITZ COMPANIES, INC.
    ---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

  ---------------------------------------------------------------------------


         (4)  Proposed maximum aggregate value of transaction:

  ---------------------------------------------------------------------------

         (5)  Total fee paid:

  ---------------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

  ---------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

  ---------------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

  ---------------------------------------------------------------------------

         (3)  Filing Party:


  ---------------------------------------------------------------------------

         (4)  Date Filed:

  ---------------------------------------------------------------------------

THE FOLLOWING IS A NEWSLETTER MADE AVAILABLE BY FRITZ COMPANIES,
INC. TO EMPLOYEES BEGINNING MARCH 30, 2001:

THE GLOBALEXCHANGE

UPS/FRITZ/UPSGFS INTEGRATION NEWSLETTER                            2001, ISSUE 4

A MESSAGE FROM FRITZ PRESIDENT AND CHIEF OPERATING OFFICER GRAHAM NAPIER

The decade of the 1990s witnessed significant consolidation in the global logistics industry, and there can be little doubt that Fritz was bound to continue to participate in that consolidation - one way or another. Fortunately for everyone concerned, the Fritz merger with UPS represents, in my view, the best imaginable outcome. In important ways, each company benefits from the strengths of the other: the industry knowledge, expertise and global reach of Fritz are reinforced by the deliberate, proven disciplines and resources of UPS.

Previous issues of The GlobalExchange have included brief background information on each company. What impressed me most in reading the histories is that each boasts a unique pedigree, essentially each having taken a leading role in molding their industry. The resulting combination will be singularly powerful in providing broad-based solutions for our customers.

Before joining Fritz in August 1999, my career included leadership roles in several multinational corporations that regularly took me around the world. It was a world where the UPS brand was instantly recognizable and reassuring. In short, everyone knows what UPS stands for, and it goes without saying that I anticipate with pride becoming a UPSer.

In recent years, the Fritz brand has gained considerable global recognition with its own unique, specialized products and services. As president and COO of Fritz, I have devoted a great deal of my time meeting with our customers and employees throughout the world - and, as I continue in this role, I plan to visit most corners of the Fritz global network at least once a year. In my travels, what I am hearing from our customers about joining with UPS is very positive, and I look forward to sharing more details with them as the integration proceeds.

Meanwhile, I am meeting with equally positive responses from our own employees. They welcome the increased stability and opportunity for personal development that our new parent promises to bring. I have assured our employees that the Fritz initiatives we have launched over the past few years - the commitment to widespread training represented by the Fritz University, and the implementation of continuous improvement process underpinned by the Chairman's Excellence Award will continue. In fact, the Chairman's Excellence Award will be renamed the Lynn
C. Fritz Excellence Award, in recognition of Lynn's contributions to our company and the industry.

In addition, we expect to see our operational initiatives stepped up, such as the expansion and accelerated completion of our ongoing global information systems projects. We also anticipate the commitment of UPS resources to help us develop our customer base, broaden our capabilities, our products and services, and provide enhanced leverage to improve our margins and profitability.

(CONTINUED ON PAGE 6)

UNDER THE CORPORATE DEVELOPMENT GROUP UMBRELLA
From the editor's desk

A number of you have asked how the combined Fritz and UPSGFS companies will be structured once the merger is complete. Questions such as, "Will we be UPS employees?" and "How will the new Fritz company fit into UPS?" have been frequently asked questions.

This issue of THE GLOBALEXCHANGE will attempt to provide you with an overview of UPS's existing subsidiaries.

As you develop an understanding of each of UPS's subsidiaries and how each piece fits into UPS's overall picture it will become clearer how the new Fritz company will be aligned with UPS's core package business and the other UPS Corporate Development subsidiaries.

The UPS subsidiaries we will preview fall under UPS's Corporate Development Group umbrella. These are businesses that complement UPS's core package business by providing additional supply chain solutions for customers.

As UPS's Senior Vice President of Corporate Development Joe Pyne stated in the March issue of InsideUPS, UPS's employee publication, "The acquisition of Fritz Companies will further extend UPS's vast infrastructure and add another link in UPS's ability to provide end-to-end supply chain solutions. Fritz's strength lies in an integrated service portfolio for moving heavy freight by any mode of transport - air, ground, and ocean - to anywhere in the world."

Mark Soutter
Editor

UPS Logistics Group, UPS e-Ventures, and UPS Capital are three separate subsidiaries that are broadening UPS's service scope into the world of supply chain management. Both UPS Logistics Group, which provides logistics solutions, and UPS Capital, which provides integrated financial services, offers specific supply chain solutions. UPS e-Ventures, on the other hand, is a subsidiary that identifies and develops other businesses to complement the UPS core, such as UPS e-Logistics.

                                UPS SUBSIDIARIES

   UPS LOGISTICS             UPS E-VENTURES                  UPS CAPITAL                                 FRITZ
       GROUP                                                                                  (ONCE TRANSACTION IS COMPLETE)

SUPPLY CHAIN MANAGEMENT       UPS E-LOGISTICS         CARD TRANSACTION SOLUTIONS                    CUSTOMS BROKERAGE
SERVICE PARTS LOGISTICS                                  DISTRIBUTION FINANCE                       FREIGHT FORWARDING
LOGISTICS TECHNOLOGIES                               GLENLAKE INSURANCE AGENCY, INC.                       AIR
TRANSPORTATION SERVICES                                    EQUIPMENT LEASING                              GROUND
                                                          GLOBAL TRADE FINANCE                            OCEAN
                                                            PAYMENT SOLUTIONS







Once the planned merger with Fritz Companies is complete, Fritz will be a UPS subsidiary falling under UPS's Corporate Development Group umbrella. These are UPS businesses that are separate from UPS's core business of air, ground and international package delivery.

                               UPS LOGISTICS GROUP

MISSION:

To be the leading logistics solutions provider to major companies on a worldwide basis.

It plans to accomplish this by creating sustainable economic value and competitive advantage for customers through effective integration of logistics solutions. UPS Logistics Group leverages the operational excellence and global assets of UPS while utilizing its own intellectual assets, leading-edge technology, and proven, consistent process management.

FOUNDED:

1995

HEADQUARTERS:

Atlanta, GA

OPERATIONS:

Located in North America, Europe, Asia, Australia, and Latin America. Includes over 420 distribution facilities and strategic stocking locations, exceeding ten million square feet.

SERVICES:

SUPPLY CHAIN MANAGEMENT - Reengineers, optimizes, and manages supply chains from the supplier through to the manufacturer, distributor, dealer, and end consumer, including post-sales services.
SERVICE PARTS LOGISTICS - Supports the repair and maintenance of high-tech equipment as it moves through its post-sales life cycle. This includes the management of parts, repairs, and refurbishments.
LOGISTICS TECHNOLOGIES - Integrates logistics information systems and services to provide supply chain visibility.
TRANSPORTATION SERVICES - Reengineers and manages transportation networks, dedicated fleets, carriers, and multimodal shipments.

INDUSTRIES:

Apparel
Automotive
Healthcare

Consumer electronics and high-value products
High technology (computer hardware, network equipment, and components) Telecommunications/Wireless

WHO WORKS AT UPS LOGISTICS GROUP?

Industrial engineers, software systems integrators and developers, facility designers, customer service specialists, operations managers, high-tech repair technicians, logisticians, along with experts in the transportation, service parts, inventory management, financial, e-commerce, and international trade industries.

WEB SITE:

www.upslogisitics.com

                                   UPS CAPITAL

MISSION:

To provide a comprehensive menu of integrated financial products and services that enable companies to grow their business.

FOUNDED:

1998

HEADQUARTERS:

Atlanta, GA

OPERATIONS:

U.S., UK, Hong Kong and Taiwan

SERVICES:

CARD TRANSACTION SOLUTIONS - Offers a variety of credit card, merchant services, and other services for commercial customers. A general-purpose consumer credit card product also is offered to UPS people and their family and friends. (Application site is www.webapply.com/upscapital).
GLENLAKE INSURANCE AGENCY, INC.- Glenlake and its licensed subsidiaries offer a line of business insurance products, including excess value insurance for UPS customers, as well as credit insurance and other commercial insurance products. Glenlake Financial Corp. offers a line of C.O.D. enhancement products that expedite remittance for C.O.D. shippers by advancing and directly depositing funds to the shippers' accounts.
DISTRIBUTION FINANCE - Provides versatile financial solutions, including inventory and receivables financing, to help minimize carrying costs and increase cash flow.
EQUIPMENT LEASING - Offers leases for a full range of business equipment, including communications, printing, and material handling.

GLOBAL TRADE FINANCE - Provides cross-border payments for international shipments. PAYMENT SOLUTIONS - Provides electronic invoicing and payment.

INDUSTRIES:

e-Commerce
Electronics
High Technology
Manufacturer (apparel, furniture, housewares)

WHO WORKS AT UPS CAPITAL?

Risk Analysts/Underwriters, Client Account Managers, Credit Controllers, Credit Managers, Factoring Underwriters, Factoring Transactors

COMPETITORS:

Banks
Finance Companies
Brokerage Firms
Credit Card Providers

WEB SITE:

www.upscapital.com

                                 UPS E-LOGISTICS

MISSION:

To deliver e-commerce-enabling services that fuel growth, and create a marketplace advantage for UPS and its customers.

To benefit its customers by providing the ability to launch and grow e-commerce businesses with increased speed and flexibility, and reduced risk.

To benefit UPS by driving a significant new and profitable revenue stream for the company while also enhancing its core package business.

FOUNDED:

2000

HEADQUARTERS:

Atlanta, GA

OPERATIONS:

Distribution Centers in Elizabethtown, KY, with additional sites to be determined in 2001.

SERVICES:

A bundle of standardized, prebuilt services including a network of distribution centers, inbound receiving and storage, order processing and fulfillment (pick-and-pack), basic returns, and scheduled reporting. Also offers value-added services such as returns management and customer call centers.

INDUSTRIES:

Business sectors likely to be attracted to UPS e-Logistics include:
Apparel                             Housewares
Automotive parts                    Medical and pharmaceutical products
Computers and peripherals           Office products
Consumer goods                      Recreation and sporting goods
Electronics

WEB SITE:

www.e-logistics.ups.com

A MESSAGE FROM PRESIDENT AND CHIEF OPERATING OFFICER GRAHAM NAPIER

(CONTINUED FROM PAGE 1)

To put it succinctly, I believe Fritz will be more successful in facing the challenges our customers present to us as a result of the union.

Finally, I want to say I have been impressed with the attitude, quality of effort, and professionalism that both the Fritz and UPS employees working on the integration planning have demonstrated. UPS, in fielding such a strong team, sends a very clear message to us that our parent-to-be has a clear commitment to doing things the right way. Naturally we think their deliberate choice of Fritz as a merger partner was the first clear sign that UPS does things the right way. I am excited with the prospects of leading Fritz over the next phase of its evolution in becoming part of the UPS family.

Graham R. F. Napier

DID YOU KNOW?

Did you know that Fortune magazine rated Fritz Companies number five on its list of "America's Most Admired Companies" in the Mail, Package and Freight category.

Fritz Companies received this honor for tireless innovation, and the ability to lure and keep the smartest people according to more than 4,000 business people, Fortune surveyed late last year.

BEING AN EMPLOYER OF CHOICE

In today's global marketplace, the competitive edge usually goes to organizations that have the best people.

Successful companies understand that attracting, retaining, and motivating quality employees provides the competitive advantage.

To attract the best people and retain them, the company must also be seen as an "Employer of Choice." An employer that the best people choose to join.

As part of the Fritz UPS integration planning, most of you have been asked to take part in an Integration Assessment survey. This survey is being conducted to provide Fritz and UPSGFS employees the opportunity to express how they feel regarding their workplace environment and the planned merger.

WHY CONDUCT A SURVEY

The goal of the survey is to identify issues through employee opinions - both positive and negative -- and use the information to develop action plans to make the company a better place to work.

Once the survey is complete, an analysis will be performed on the responses to identify employee issues, opinions, and trends.

Again, the overall goal is to make the company a better place to work, which in turn helps the company be recognized as an Employer of Choice.

Being an Employer of Choice means having the ability to attract, retain and motive the best people -- people that can and will provide the company with a competitive advantage through dedication to superior service and attention to detail.

Companies spend millions of dollars to build a strong external brand - both Fritz and UPS have been extremely successful in creating global brand name recognition.

When customers worldwide see the names "UPS" and "Fritz" they think of quality, reliability, innovation and global reach. Fritz and UPS people helped gain those attributes for their organizations over the years.

Imagine the possibilities if we can maintain, and for some, create, that same kind of internal image. We will be able to continue to attract and retain talented, motivated people -- people who have the information and skills to influence and build upon our brand and feel they're rewarded and recognized for their contributions.

The integration assessment survey is one step towards creating and maintaining a strong internal brand and employee culture when the merger is complete.

Your opinion counts. You can help make the new Fritz UPS company a great place to work.

If you haven't had the opportunity to participate in the Integration Assessment Survey, talk with your manager.

Being an Employer of Choice will be critical for our continued success, for it will take talented, dedicated people to help deliver our brand promise in the future.

                  HELP MAKE OUR PLACE A TERRIFIC PLACE TO WORK
                               YOUR OPINION COUNTS

           THERE'S STILL TIME TO PARTICIPATE IN A ONE-TIME INTEGRATION
                   ASSESSMENT SURVEY. THE DEADLINE IS APRIL 6.

It is intended to obtain employee opinions about your work environment and the integration process, as well as to improve communications by seeking candid employee input.

The survey is divided into three sections - "About How Things Work Here," "About Working At Fritz/UPSGFS" and "About You."

Fritz employees with access to the I-Way will be able to take the survey in English on-line OR ON PAPER. All other groups will be asked to take the survey on paper. The paper surveys will come with enclosed envelopes to be sealed and returned to the independent organization managing the survey.

          (INDIVIDUAL SURVEY RESPONSES WILL BE STRICTLY CONFIDENTIAL.)

After the survey results are calculated, our plan is to have each management team review the results with you. The integration team will also create action plans to address specific issues. Don't miss the opportunity to participate. Your opinion counts. Your feedback is an important part of ensuring a successful integration. Talk with your supervisor or manager about taking the survey today.

Except for historical information contained herein, the statements made in this document constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, as well as statements relating to regulatory approvals required in connection with the proposed transaction, the prospects and financial condition of the combined operations of UPS and Fritz, the ability of the parties to successfully consummate the transaction and integrate the operations of the combined enterprises and other statements relating to future events and financial performance. Such forward-looking statements involve certain risks and uncertainties. Important factors may cause actual results to differ materially from those contained in forward-looking statements. These include the failure of the proposed transaction to be completed for any reason, the competitive environment in which UPS operates, economic and other conditions in the markets in which UPS operates, strikes, work stoppages and slowdowns, governmental regulation, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in operating results and other risks discussed in filings that UPS has made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which discussions are incorporated herein by reference.

UPS and Fritz will be filing a joint proxy statement/ prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, AND WE URGE INVESTORS TO READ THEM. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. PLEASE READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

In this document, Fritz Companies makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our operations and the Merger. Also, when we use any of the words "believes", "expects", "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of Fritz Companies and the Merger. Such possible events or factors could cause results or performance to differ materially from those expressed in our forward-looking statements and are set forth in Fritz Companies' filings with the United States Securities and Exchange Commission (the "SEC"), which include, without limitation, possible events or factors with respect to the Merger.

Fritz Companies and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about such directors and executive officers, including information about their ownership of Fritz Companies stock, can be found in the Fritz Companies proxy statement, dated August 18, 2000, for its 2000 annual meeting of stockholders.

7